UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 28, 2006


                          Forest City Enterprises, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Ohio                       1-4372                      34-0863886
-----------------------------     ----------------           -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

Terminal Tower, 50 Public Square
Suite 1100, Cleveland, Ohio                                         44113
----------------------------------------                     -------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: 216-621-6060
                                                    ------------

                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 28, 2006, Forest City Enterprises, Inc. issued a press release announcing financial results for the year ended January 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1. This information in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are furnished herewith.

Exhibit
Number        Description
--------------------------------------------------------------------------------

99.1     -    Press Release of Forest City Enterprises, Inc.
              Dated March 28, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              FOREST CITY ENTERPRISES, INC.


                                              By:    /s/ THOMAS G. SMITH
                                              ----------------------------------
                                              Name:  Thomas G. Smith
                                              Title: Executive Vice President,
                                                     Chief Financial Officer and
                                                     Secretary

Date: March 28, 2006

                                  EXHIBIT INDEX

Exhibit
Number        Description
--------------------------------------------------------------------------------

99.1     -    Press Release of Forest City Enterprises, Inc.
              Dated March 28, 2006